WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held

                                 April 20, 2004

NOTICE is hereby given that the Annual Meeting of Shareholders of Weststar Financial Services Corporation (the "Company") will be held as follows:

      Place:      Renaissance Asheville Hotel
                  Asheville, North Carolina

      Date:       April 20, 2004

      Time:       3:00 p.m.

The purposes of the meeting are:

      1. To elect three (3) members of the Board of Directors for three (3) year terms and one (1) member of the Board of Directors for a two
            (2) year term.

      2. To ratify the appointment of Dixon Hughes PLLC as the Company's independent public accountants for 2004.

      3. To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Randall C. Hall

                                          Randall C. Hall
                                          Executive Vice President & Secretary
March 11, 2004

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801
                                 (828) 252-1735

                                 PROXY STATEMENT

                    Mailing Date: On or about March 11, 2004

                         ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held
                                 April 20, 2004

General

      This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Weststar Financial Services Corporation (the "Company") for the 2004 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Renaissance Asheville Hotel, Asheville, North Carolina, at 3:00 p.m. on April 20, 2004, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

      Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are W. Edward Anderson, Randall C. Hall and Carol L. King. Shares represented by each appointment of proxy, which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the four (4) nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Randall C. Hall, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Authorization to Vote on Adjournment and Other Matters

      Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so.

Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy to establish a quorum or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Expenses of Solicitation

      The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone, without additional compensation, by the officers, directors and employees of the Company and its wholly-owned subsidiary, The Bank of Asheville (the "Bank").

Record Date

      The close of business on February 20, 2004, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the Proposals described herein.

Voting Securities

      The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized, and preferred stock, no par value, of which 1,000,000 shares are authorized. At December 31, 2003, there were 1,166,208 shares of common stock and no shares of preferred stock outstanding. There are approximately 800 holders of record of the Company's common stock.

Voting Procedures; Quorum; Votes Required for Approval

      Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

      A majority of the shares of the Company's common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

      Assuming a quorum is present, in the case of Proposal 1 below, the four
(4) nominees receiving the greatest number of votes shall be elected.

      In the case of Proposal 2, for such Proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the Proposal. Abstentions and broker nonvotes will have no effect.

Ownership of Voting Securities

      As of December 31, 2003, no shareholder known to management owned more than 5% of the Company's common stock. As of December 31, 2003, the beneficial ownership of the Company's common stock, by directors and executive officers individually, and by directors and executive officers as a group, was as follows:

                                          AMOUNT AND
      NAME AND ADDRESS OF            NATURE OF BENEFICIAL         PERCENT
      BENEFICIAL OWNER                 OWNERSHIP (1)(2)         OF CLASS (3)
      ----------------                 ----------------         ------------
      W. Edward Anderson                    50,198                  3.54
      Asheville, NC

      M. David Cogburn, M.D                 32,116(4)               2.26
      Asheville, NC

      Steven D. Cogburn                      4,180(5)                  *
      Asheville, NC

      G. Gordon Greenwood                   36,660                  2.58
      Asheville, NC

      Patricia P. Grimes                       480                     *
      Asheville, NC

      Randall C. Hall                       17,815                  1.51
      Asheville, NC

      Darryl J. Hart                        19,671                  1.39
      Asheville, NC

      Carol L. King                         25,393(6)               1.79
      Asheville, NC

      Stephen L. Pignatiello                25,051(7)               1.77
      Asheville, NC

      Laura A. Webb                         16,703(8)               1.18
      Asheville, NC

      David N. Wilcox                       24,174                  1.70
      Asheville, NC

      All Directors and
      Executive Officers as a Group        252,441                 19.81
      (11 persons)

      (1) Except as otherwise noted, to the best knowledge of the Company's management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Dr. Cogburn - 450 shares; Mr. Cogburn - 290 shares; and Ms. Webb - 1,306 shares.

      (2) Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Anderson - 11,325 shares; Dr. Cogburn - 6,098 shares; Mr. Greenwood - 26,136 shares; Mr. Hart - 11,325 shares; Ms. King - 11,325 shares; Mr. Pignatiello - 11,325 shares; Ms. Webb - 6,098 shares; and Mr. Wilcox - 11,325 shares.

      (3) The calculation of the percentage of class beneficially owned by each individual and the group is based on a total of 1,166,208 shares of common stock outstanding as of December 31, 2003 and the number of options capable of being exercised by each person or the group before March 1, 2004.

      (4) Includes 450 shares owned by Dr. Cogburn's spouse and as custodian for minor children.

      (5) Includes 290 shares owned by Mr. Cogburn as custodian for minor children.

      (6)   Includes 145 shares held by Ms. King as custodian for a minor child.

      (7) Includes 8,090 shares held by Mr. Pignatiello as custodian for minor children.

      (8) Includes 1,306 shares owned by Ms. Webb's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

      Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed, except one such report of Dr. M. David Cogburn which was filed one business day after the filing deadline.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

      The Bylaws of the Company provide that its Board of Directors shall consist of between eight (8) and twelve (12) members, as determined by the Board of Directors or the shareholders, and, if there are nine (9) or more directors, that they shall be classified into three groups with staggered terms of three
(3) years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at ten (10). The following directors whose terms expire at the Annual Meeting have been renominated to three-year terms by the Nominating Committee of the Board of Directors:

                          Position(s)    Director                    Principal Occupation
Name and Age                 Held         Since         and Business Experience During Past Five Years
-------------                ----         -----         ----------------------------------------------
W. Edward Anderson         Director        1997         Retired Director, Hasco Mold Bases, Asheville, NC
(64)

G. Gordon Greenwood        Director        2000         President and Chief Executive Officer of the Company and
(57)                                                    the Bank, January, 2000-Present; Regional Market Manager,
                                                        RBC Centura Bank, Asheville, NC, 1996-2000

Darryl J. Hart             Director        1997         Vice President & General Manager, Hart Funeral Services,
(42)                                                    Inc., Asheville, NC

The following director was appointed to fill the remaining term of a previous director. Pursuant to North Carolina law, his term expires at the Annual Meeting. He has been renominated to a two-year term.

                          Position(s)    Director                    Principal Occupation
Name and Age                 Held         Since         and Business Experience During Past Five Years
-------------                ----         -----         ----------------------------------------------
Steven D. Cogburn          Director        2003         Attorney and Partner, Cogburn, Goosman, Brazil and Rose,
(47)                                                    P.A, Asheville, NC

Incumbent Directors

      The Company's Board of Directors includes the following directors whose terms will continue after the Annual Meeting. The four (4) nominees and the incumbent directors listed below also serve as directors of the Bank:

                           Director       Term                       Principal Occupation
Name and Age                Since        Expires        and Business Experience During Past Five Years
------------                -----        -------        ----------------------------------------------
Patricia P. Grimes           2003          2005         General Manager, Harry's Cadillac Pontiac GMC, Ashville, NC
(51)

Carol L. King                1997          2005         CPA and President, Carol L. King & Associates, P.A.,
(58)                                                    Asheville, NC

David N. Wilcox              1997          2005         Vice President, Wilcox Travel Agency, Inc., Asheville, NC
(43)

M. David Cogburn, M.D.       1999          2006         President, Carolina Mountain Dermatology, P.A., Arden, NC
(48)

Steven L. Pignatiello        1997          2006         President, P Comms International, LLC, Asheville, NC (Wine
(44)                                                    Importer)

Laura A. Webb                1999          2006         President, Webb Investment Services, Inc, Asheville, NC, Vice
(44)                                                    President, R. Stanford Webb Agency, Asheville, NC

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOUR NOMINEES FOR DIRECTOR OF THE COMPANY FOR THE TERMS INDICATED.

Director Relationships

      One family relationship on the Board of Directors exists. M. David Cogburn, M.D. and Steven D. Cogburn are brothers. No director is a director of any corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors held twelve (12) regular meetings in 2003. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served, except for Ms. King whose absences were due to medical reasons. The Board of Directors intends to meet monthly in 2004.

      It is the policy of the Company that directors attend each annual meeting and any special meetings of the Company's shareholders. Eight (8) of the Company's nine (9) directors attended the 2003 Annual Meeting of Shareholders.

      The Board of Directors has appointed several standing committees including an Audit Committee, Compensation/ Nominating Committee and Executive Committee. Those committees will also meet on a regular basis in 2004. The composition of each committee is as follows:

                            Compensation/Nominating
    Audit Committee                 Committee              Executive Committee
    ---------------                 ---------              -------------------

  W. Edward Anderson           W. Edward Anderson           W. Edward Anderson
M. David Cogburn, M.D.       M. David Cogburn, M.D.       M. David Cogburn, M.D.
    Darryl J. Hart            G. Gordon Greenwood*          G. Gordon Greenwood
     Carol L. King                Carol L. King                Carol L. King
     Laura A. Webb               David N. Wilcox              David N. Wilcox

  * Non-voting member

Nominating Committee

      The Company has a standing Nominating Committee. The duties of the Nominating Committee are: (i) to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders;
(ii) to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and (iii) to recommend to the Board, on an annual basis, director nominees for each committee of the Board.

      The Company is not the member of any exchange, however, the Nominating Committee members are "independent" as defined by Nasdaq listing standards. The bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Company's common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the Annual Meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee's written consent to serve as a director of the Company if elected. The bylaws of the Company require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company's market area and have owned at least 1,000 shares of the Company's common stock for a period of twelve
(12) months preceding the date of the nomination. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. The Nominating Committee has adopted a formal charter, which is available at http://www.bankofasheville.com.

Report of Audit Committee

      The Company has a standing Audit Committee. The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the internal audit programs of the Company and the Bank. The Audit Committee assesses the performance and independence of the Company's independent auditors and recommends their appointment and retention. The Audit Committee has in place pre-approval policies and procedures that involve assessment of the performance and independence of the Company's independent auditors, evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

      During the course of its examination of the Company's audit process in 2003, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Hughes PLLC ("Dixon Hughes"), all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Dixon Hughes disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Dixon Hughes their independence.

      Based on the review and discussions above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Hughes PLLC as auditors for 2004.

      The Audit Committee has a written charter, which is reviewed by the Committee for adequacy on an annual basis.

      The Company is not the member of any exchange, however, the Audit Committee members are "independent" and "financially literate" as defined by the Nasdaq listing standards. The Board of Directors has determined that Carol L. King, a member of the Audit Committee, meets the requirements recently adopted by the SEC for qualification as an "audit committee financial expert." An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of Generally Accepted Accounting Principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant's financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Audit Fees

      The aggregate fees billed by Dixon Hughes for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2003 were $32,600. The aggregate fees billed by Dixon Hughes for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2002 were $27,260. All such services rendered by Dixon Hughes were subject to pre-approval by the Audit Committee and no such pre-approvals were waived.

Audit-Related Fees

      The aggregate fees billed by Dixon Hughes during the fiscal year ended December 31, 2003, for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements, but which are not reported under the caption "Audit Fees" above, were $340. Such fees were for accounting consultations. All such services rendered by Dixon Hughes were subject to pre-approval by the Audit Committee and no such pre-approvals were waived. There were no such fees billed by Dixon Hughes during the fiscal year ended December 31, 2002.

Tax Fees

      The aggregate fees billed by Dixon Hughes for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2003 were $4,185. There were no fees billed by Dixon Hughes for such services during the fiscal year ended December 31, 2002.

All Other Fees

      There were no additional fees billed by Dixon Hughes during the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

      This report is submitted by the Audit Committee: W. Edward Anderson, M. David Cogburn, M.D., Darryl J. Hart, Carol L. King and Laura A. Webb

Director Compensation

      Directors received compensation of $100 for every meeting attended during the fiscal year ended December 31, 2003.

      The shareholders of the Company ratified the Weststar Financial Services Corporation 2001 Nonqualified Stock Option Plan (the "Nonqualified Option Plan") at the 2001 Annual Meeting of shareholders pursuant to which options on 84,084 shares of the Company's common stock were made available for issuance to members of the Company's Board of Directors. During 2001, options to purchase 83,160 shares of the Company's common stock were granted under the Nonqualified Option Plan, all of which have either been exercised or currently remain outstanding. No options were granted under the Nonqualified Option Plan during the fiscal year ended December 31, 2003.

Executive Officers

      Set forth below is certain information regarding the Company's executive officers.

                                 Position with
Name                     Age         Company                            Business Experience
----                     ---         -------                            -------------------
G. Gordon Greenwood      57         Director,       President and Chief Executive Officer of the Company and
                                  President and     the Bank; Regional Market Manager, RBC Centura Bank,
                                 Chief Executive    Asheville, 1996-2000.
                                     Officer

Randall C. Hall          38      Executive Vice     Executive Vice President, Secretary, and Chief Financial
                                   President,       Officer of the Company and the Bank, 1997- Present; Vice
                                 Secretary, and     President, Secretary and Chief Financial Officer of Bank
                                 Chief Financial    of Granite Corp and Bank of Granite, 1988-1997.
                                     Officer

Board Report on Executive Compensation

      The Bank has entered into an employment and change of control agreement with G. Gordon Greenwood (dated February 9, 2000) as its President and Chief Executive Officer to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of five (5) years with renewal at the end of the third year and on each anniversary thereafter for an additional one-year term provided there is an affirmative decision to renew by the Board of Directors. The employment agreement provides for an annual base salary of $125,000, and for participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Greenwood's position or made available to all other employees. Additionally, at the sooner to occur of (i) a "change in control" of the Bank, or (ii) the end of the initial five-year term, Mr. Greenwood is to receive a 10-year annuity of $40,000 per year. The employment agreement provides that Mr. Greenwood may be terminated for "cause" as defined in the employment agreement, and that the employment agreement may otherwise be terminated, in some cases with certain financial consequences incurred by the Bank or Mr. Greenwood. The employment agreement provides that should the Bank terminate the employment agreement other than for cause or disability within 24 months after a "change in control," or should Mr. Greenwood terminate the agreement within such 24 months during which his compensation or responsibilities have been reduced, or his workplace location is moved outside of Asheville, North Carolina, then he shall receive a lump sum equal to two hundred ninety-nine percent (299%) of his "base amount" as determined by Section 280G of the Internal Revenue Code of 1986. A "change in control" shall be deemed to have occurred upon (i) any person becoming the beneficial owner or otherwise acquiring control, directly or indirectly, of securities of the Bank representing thirty-five percent (35%) or more of the voting power of the Bank's now outstanding securities; (ii) the acquisition by any person in any manner of the ability to elect, or to control the election of, a majority of the directors of the Bank; (iii) the merger of the Bank into another entity or the merger of any entity into the Bank without the Bank being the survivor; or (iv) the acquisition of substantially all of the assets of the Bank by another corporation.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation                   Other Compensation
                                        -------------------                   ------------------

                                                                                             All
Name and                                                                                    Other
Principal Position              Year         Salary          Bonus       Options(1)     Compensation(2)
------------------              ----         ------          -----       ----------     ---------------
G. Gordon Greenwood,            2003        $139,911        $     0             0           $7,471
President and Chief             2002         135,694          7,850             0            6,376
Executive Officer               2001         126,021         13,000        36,300            7,149

Randall C. Hall                 2003        $ 94,426        $     0             0           $5,768
Executive Vice President        2002          88,962          8,300             0            5,446
and Secretary                   2001          81,392         11,000        19,360            6,219

      (1)   Adjusted for stock dividends.

      (2) Includes taxable benefit on group term insurance and 401(k) contributions.

Stock Options

      At the Company's 2001 Annual Meeting, the shareholders approved the adoption of the Weststar Financial Services Corporation 2001 Incentive Stock Option Plan, which provides for the issuance of up to 84,084 options to purchase shares of the Company's common stock. There were no grants of Incentive Stock Options during the fiscal year ended December 31, 2003.

      The following table sets forth information regarding option exercises and option values as of December 31, 2003.

                 Aggregated Option Exercises in Fiscal Year 2003
                        And Fiscal Year End Option Values

                                                              Number of Securities              Value of Unexercised
                                                             Underlying Unexercised                 In-the-Money
                                                             Options at December 31,          Options at December 31,
                             Shares                                 2003 (1)                        2003 (1)(2)
                            Acquired       Value          ----------------------------     -----------------------------
       Name                on Exercise    Realized         Exercisable/Unexercisable        Exercisable/Unexercisable
       ----                -----------    --------        ----------------------------     -----------------------------
G. Gordon Greenwood              0            0                  26,136 / 43,560                $287,496 / $479,160

Randall C. Hall                  0            0                  12,883 / 22,176                $141,713 / $243,936

      (1)   Adjusted for stock dividends.

      (2)   The Company's stock price on December 31, 2003 was $11.00 per share.

401(k) Savings Plan

      The Company has no employees who are not also employees of the Bank. Hence, the 401(k) Savings Plan of the Bank covers all employees of the Company. In 1998, the Bank adopted a tax-qualified savings plan (the "Savings Plan") which covers all current full-time employees and any new full-time employees who have completed 1,000 hours of service for the employer. Under the savings plan, a participating employee may contribute up to 15% of his or her base salary on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended. The employer may make additional discretionary profit sharing contributions to the savings plan on behalf of all participants. Such discretionary profit sharing contributions may not exceed 6% of the aggregate of the pre-tax base salaries of all participants in the savings plan and are allocated among all participants on the basis of the participant's age and level of compensation. Amounts deferred above the first 6% of salary are not matched by the employer. A participant's contributions and the employer's matching and profit sharing contributions under the savings plan will be held in trust accounts for the benefit of participants. A participant is at all times 100% vested with respect to his or her own contributions under the savings plan, and becomes 100% vested in the account for the employer's matching and profit sharing contributions after completing five years of service with the employer. The value of a participant's accounts under the savings plan becomes payable to him or her in full upon retirement, total or permanent disability or termination of employment for any reason, or becomes payable to a designated beneficiary upon a participant's death. The savings plan also will contain provisions or withdrawals in the event of certain hardships. A participant's contributions, vested matching and profit sharing contributions of the employer, and any income accrued on such contributions, are not subject to federal or state taxes until such time as they are withdrawn by the participant.

Indebtedness of and Transactions with Management

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any "interested director" not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank's lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

             PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has appointed the firm of Dixon Hughes PLLC as the Company's independent public accountants for 2004. The Company's former independent public accountants, Deloitte & Touche, LLP, were dismissed on April 16, 2002. The former accountant's reports for the past two years and the interim period between December 31, 2001 and April 17, 2002 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. During the past two fiscal years and the interim period between December 31, 2001 and April 17, 2002, there were no disagreements with the former independent public accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Company initially engaged Dixon Hughes as its independent auditor on April 17, 2002.

      A representative of Dixon Hughes PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF Dixon Hughes PLLC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to


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

vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                        PROPOSALS FOR 2005 ANNUAL MEETING

            It is anticipated that the 2005 Annual Meeting will be held on a date during April 2005. Any Proposal of a shareholder which is intended to be presented at the 2005 Annual Meeting must be received by the Company at its main office in Asheville, North Carolina no later than November 15, 2004, in order that such Proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a Proposal for the 2005 Annual Meeting is not expected to be included in the proxy statement for that meeting, the Proposal must be received by the Company by February 15, 2005 for it to be timely received for consideration. The Company will use its discretionary authority for any Proposals received thereafter.

                           SHAREHOLDER COMMUNIICATIONS

      The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Randall C. Hall, Corporate Secretary, Weststar Financial Services Corporation, 79 Woodfin Place, Asheville, North Carolina 28801 whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

                             ADDITIONAL INFORMATION

      A COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO RANDALL C. HALL, CORPORATE SECRETARY, WESTSTAR FINANCIAL SERVICES CORPORATION, 79 WOODFIN PLACE, ASHEVILLE, NORTH CAROLINA 28801.


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

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

                                 REVOCABLE PROXY

                     WESTSTAR FINANCIAL SERVICES CORPORATION
                                79 Woodfin Place
                         Asheville, North Carolina 28801

                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints W. Edward Anderson, Carol L. King and Randall C. Hall (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Weststar Financial Services Corporation (the "Company") held of record by the undersigned on February 20, 2004, at the Annual Meeting of Shareholders of the Company to be held at Renaissance Asheville Hotel, Asheville, North Carolina, at 3:00 p.m. on April 20, 2004, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect four (4) directors of the Company for two and three-year terms as indicated below or until their successors are duly elected and qualified.

            |_|  FOR all nominees listed below     |_|  WITHHOLD AUTHORITY
                 (except as indicated                   to vote for all nominees
                 otherwise below).                      listed below

                                    Nominees:

                                Three-Year Terms
                                ----------------

                               W. Edward Anderson
                               G. Gordon Greenwood
                                 Darryl J. Hart

                                  Two-Year Term
                                  -------------

                                Steven D. Cogburn

      Instruction: To withhold authority to vote for one or more nominees, write that nominee's name on the line below.

   -----------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as the Company's independent accountants for 2004.

                      |_| FOR    |_| AGAINST    |_| ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN TO WESTSTAR FINANCIAL SERVICES CORPORATION.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

                        Date:_________________________________, 2004

                        ______________________________________(SEAL)
                        (Signature)

                        ______________________________________(SEAL)
                        (Signature, if shares held jointly)

                        Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

           PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE


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